Filed pursuant to Rule 497(e)
File Nos. 333-28339 and 811-08239

PROFUNDS

Money Market ProFund

Supplement dated December 9, 2008 to the Prospectuses, each dated May 1, 2008,

as supplemented August 22, 2008 and October 8, 2008 (the “Prospectuses”)

Effective immediately, the following information is added to the Prospectuses and supplements and supersedes any information to the contrary:

The Board of Trustees of ProFunds has approved the continued participation by Money Market ProFund (the “Fund”) in the extended term of the United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) for the period from December 19, 2008 through April 30, 2009. The Fund applied for participation in the extended program on December 4, 2008.

Under the Program, the United States Department of the Treasury (the “Treasury”) will guarantee, subject to certain conditions and limitations, the Fund’s $1.00 share price for, at most, the number of outstanding shares held by a shareholder as of September 19, 2008. Such conditions and limitations include the following:

•

For each shareholder of the Fund, the Program provides coverage in the event that the net asset value of any Fund share class becomes less than $0.995 (the “Guarantee Event”) and the Fund promptly liquidates thereafter for the lesser of: (i) the number of shares held in an account in the Fund by the shareholder as of the close of business on September 19, 2008; or (ii) the number of shares held in an account in the Fund by the shareholder on the date on which a Guarantee Event occurs.

•

The Program does not cover investors who were not shareholders of the Fund on September 19, 2008. Any increase in the number of Fund shares an investor holds after the close of business on September 19, 2008, will not be guaranteed. Additionally, if an investor closes his or her account with the Fund or his or her broker-dealer, any future investment in the Fund will not be guaranteed.

•

The total amount of coverage available to all mutual funds participating in the Program is currently approximately $50 billion; therefore, participation in the Program does not guarantee a $1.00 net asset value upon redemption or liquidation of shares.

•	The Program provides coverage only if a Guarantee Event occurs during the term of the Program.

The extended term of the Program expires on April 30, 2009. The Treasury may elect to further extend the Program but to no later than September 18, 2009; however, there can be no assurance that the Fund will participate in any further extension of the Program. The cost to participate in the extended term of the Program is 0.015% of the net assets of the Fund on September 19, 2008 and will be borne by the Fund.

Please retain this supplement for future reference.

Filed pursuant to Rule 497(e)
File Nos. 333-28339 and 811-08239

PROFUNDS

Money Market ProFund

Supplement dated December 9, 2008 to the Statement of Additional Information,

dated May 1, 2008, as supplemented August 22, 2008 (the “SAI”)

Effective immediately, the following information replaces the first sentence of the eighth paragraph under the section titled “Determination of Net Asset Value” in the SAI:

The rule also provides that the extent of any deviation between the value of the Portfolio’s assets based on available market quotations or market equivalents (the “Portfolio market valuation”) and such valuation based on amortized cost must be examined by the Portfolio’s Board of Trustees. Additionally, for purposes of determining Portfolio market valuations, through January 12, 2009, or such later date as extended by the SEC, certain of the Portfolio’s assets may be valued at amortized cost, unless the particular circumstances suggest that amortized cost is no longer appropriate (e.g., there is an impairment of the creditworthiness of the issuer). The use of amortized cost for purposes of determining Portfolio market valuations is limited to Portfolio assets that (i) have a remaining maturity of 60 days or less as set forth on the face of the instrument; (ii) are considered First Tier Securities pursuant to SEC rules; and (iii) are expected to be held to maturity.

Please retain this supplement for future reference.